Exhibit 10.20

Contract Registration No.:
------ --- ---- --- --- ---- --- --- ----
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                         Technical Development Contract



Project Name: Development of the process of producing nano calcium carbonate by micro-mixing reactor

Entrusting Party (Party A): Shandong Haize Nanomaterials Co., Ltd

Address: Youth Development Zone, Tai'an City

R&D Party (Party B): Tsinghua University (Department of Chemical Engineering)

Address: Haidian District, Beijing




This Contract is signed in Beijing.

This Contract is signed on January 12, 2005

Period of Validity: January 2005 - May 31, 2006





          Supervised by the State Scientific and Technology Commission

In accordance with the provisions of Contract Law of the People's Republic of China and after discussions and negotiations about the development of the process of producing nano calcium carbonate by micro-mixing reactor based on the existing technology of producing nanometer granule by micro-mixing reactor developed by Party B, the two parties agree to enter into this contract.

I. The Content, Form and Requirements of the Target Technology:

Based on the existing production conditions provided by Party A, Party B shall carry out the study of the producing method of nano calcium carbonate by the micro-mixing reactor, find the proper reacting condition, and carry out the tests on small-scale test, pilot scale experiment and commercial test for the realization of industrial production.

1. The process of producing nano calcium carbonate by micro-mixing reactor

Based on the raw materials provided by Party A, Party B shall find out the laws by studying how the flow rate, reaction temperature and the concentration of white lime milk will affect the size and appearance of the obtained nano calcium carbonate and the flow law inside the micro-mixing reactor, in order to get prepared for designing the equipment for pilot scale experiments. After finishing the above technical experiments, Party B shall submit a research report, and discuss with the technical personnel from Party A about the feasibility of pilot scale experiments.

2. Determination of the reacting conditions and key parameters of relevant equipment for carbonization reactions in pilot scale experiments

After getting permission from Party A to carry out the pilot scale experiments, based on the research result of small-scale tests, Party B shall determine the reacting conditions of the carbonization reactor and key parameters of relevant equipment for carbonization reactions, and design the production process for pilot scale experiments and relevant equipment by cooperating with the design organization invited by Party A.

3. Pilot scale experiments

After getting permission from Party A about the stipulations in the above provision, Party B shall provide a micro-mixing reactor for pilot scale experiments. Party A shall provide the necessary equipment coordinating with the micro-mixing reactor as well as other conditions required in the pilot scale experiments, and carry out such tests under the instructions of Party B.

Pilot scale experiments are designed to study how the gas-liquid phase ratio and the concentration of white lime milk will affect the size and appearance of the obtained nano calcium carbonate, and check the stable operating conditions of equipment. If there are problems affecting the technical stability of the micro-mixing reactor during the pilot scale experiments, Party B shall be responsible for fixing them.

Party B shall submit a report of the pilot scale experiments. Party A shall ask experts to conduct the check and acceptance of the result of the pilot scale experiments.

4. Commercial tests

After getting permission from Party A to carry out the commercial tests, based on the research results of pilot scale experiments, Party B shall determine the reacting conditions of the micro-mixing reactors and key parameters of relevant equipment for carbonization reactions, and design the production process for commercial tests and relevant equipment by cooperating with the design organization invited by Party A.

Commercial tests are designed to study how the gas-liquid phase ratio and the concentration of white lime milk will affect the size and appearance of the obtained nano calcium carbonate, and check the stable operating conditions of equipment. If there are problems affecting the technical stability of the micro-mixing reactor during the pilot scale experiments, Party B shall assist Party B to fix them.

Party A and Party B shall jointly submit the report of commercial tests. Party A shall ask experts to conduct the check and acceptance of the result of the commercial tests.

While working at the location of Party B, the board and lodging expenses of the staff of Party A shall be covered by Party A. If some staff of Party B need to go the locale of Party A and do necessary work for the sake of the implementation of this project, the travel expenses arising from this shall be covered by Party A.

II. Required Technical Indicators and Parameters:

(I)   Required technical indicators and parameters for small-scale tests

1. The granule diameter of the primary granule of the nano calcium carbonate obtained by this technical method shall be less than 60 nanometers. The granules whose diameters are more than 60 nanometers shall account less than 5% of the total mass.

2. When the process reaches the stage of carbonization, the pH value of the white lime shall not be higher than 8.5 within 4 hours.

(II)  Required technical indicators and parameters for pilot scale experiments

1. All the above required technical indicators and parameter for small-scale tests shall have been satisfied.
2. The composition of the kiln gas for carbonization should be: CO2 (28%), O2 (4%) and CO (2%). The other ingredients are mainly N2, small amount of water vapor and soot. The utilization ratio of CO2 during the reacting process should be >/= 80%.
3. The carbonization temperature will be acceptable within the range of 30iA10iae for the convenience of control and operation.
4.    This process shall guarantee the whiteness after carbonation will be 1.5 -
      2.0 degrees higher than that before carbonation.
5.    The  concentration  of white  lime  milk for  carbonization  shall be >/+=
      60g/l.

(III) Required technical indicators and parameters for commercial tests

1. All the above required technical indicators and parameter for tests on small-scale tests and pilot scale experiments shall have been satisfied.
2. The producing method in this process can be used in industrial production, with the annual output for single equipment being more than 3,000 tons.

III.  Plans for Research and Development

1. The small-scale tests shall be carried out and completed within 3 months after this contract has become effective.
2. The pilot scale experiments shall be carried out and completed within 3 months after receiving the first fund for pilot scale experiments.
3. The enlarged commercial test shall be carried out and completed within 3 months after receiving the first fund for commercial tests. The producing conditions shall be technically satisfied.

As the above R&D plans will be carried out at the location of Party A and that of Party B respectively and the two parties will take joint responsibilities, so the parties shall closely cooperate with each other in the execution of the plans. In case that the pilot plant or commercial plant cannot be prepared timely, the research plans shall be postponed. The changes of the R&D schedule shall be determined after the negotiations of the two parties.

IV.   R&D Expenses, Remuneration and Mode of Payment or Settlement

(I) R&D expenses refer to the costs needed for the R&D. Remuneration refers to the royalty of the achievement developed by this project and the allowance and subsidies for the R&D staff.

R&D expenses and remuneration for this project total at RMB 1,500,000.00 yuan, that is, RMB one million and five hundred thousand yuan exactly.

Among which:

1. Party A shall pay RMB two hundred and fifty thousand yuan to Party B for the research work of small-scale tests (item 1 of Article 1).
2. After small-scale tests have been finished and accepted by Party A, Party A shall pay RMB six hundred thousand yuan to Party B for pilot scale experiments of this project (item 2 of Article 1). When personnel from Party B work at the location of Party A for the execution of this project, the relevant boarding and lodging expenses shall be covered by Party A, but the expenses shall be subject to Party A's examination.
3. After pilot scale experiments have been finished and accepted by Party A, Party A shall pay RMB six hundred and fifty thousand yuan to Party B for the enlarged commercial tests of this project (item 4 of Article 1). When personnel from Party B work at the location of Party A for the execution of this project, the relevant boarding and lodging expenses shall be covered by Party A, but the expenses shall be subject to Party A's examination.

(II)  Mode of Payment and time limit for expenditures and remuneration:

1. Party A shall pay RMB two hundred thousand yuan to Party B within 7 days after this contract has been signed and sealed by both parties.
2. Party A shall organize the check and acceptance within ten days after Party B has submitted the report for technological test. Party A shall pay RMB fifty thousand to Party B within seven days after the check and acceptance has passed. If Party A fails to organize the check and acceptance within one month, it shall be deemed as having been accepted.
3. Party A shall pay RMB three hundred thousand yuan to Party B within seven days after Party A has informed Party B in formal written form of the commencement of the pilot scale experiments.
4. Party A shall pay RMB one hundred and fifty thousand yuan to Party B within seven days after Party B has submitted the report for pilot scale experiments.
5. Party A shall organize the check and acceptance within one month after receiving the report for pilot scale experiments from Party B. Party A shall pay RMB one hundred and fifty thousand yuan to Party B within seven days after the check and acceptance has passed. If Party A fails to organize the check and acceptance within one month, it shall be deemed as having been accepted.

6. Party A shall pay RMB three hundred and fifty thousand yuan to Party B within seven days after Party A has informed Party B in formal written form of the commencement of the commercial tests.
7. Party A shall pay RMB one hundred and fifty thousand yuan to Party B within seven days after Party B has submitted the report for technical commercial tests.
8. Party A shall organize the check and acceptance within one month after receiving the report for commercial tests from Party B. Party A shall pay RMB one hundred and fifty thousand yuan to Party B after the check and acceptance has passed. If Party A fails to organize the check and acceptance within one month, it shall be deemed as having been accepted.

(III) Exclusive Use Right

After the check and acceptance for this project has been done, Party B agrees that all the technology and/or patent license arising from the execution of this contract will be exclusively used by Party A. Party A shall pay an annual royalty of RMB five hundred thousand yuan and the charge for using the patents arising from the execution of this contract (exclusive use royalty) to Party B. All the royalties and charges for a year shall be paid before January 31 of the year. In the year when the commercial tests were checked and accepted, Party A can be exempted from paying royalties and charges. Unless permitted by Party A in a written form, Party B shall not authorize any other third party to use all the technology and/or patents arising from the execution of this contract

V.    Ownership of the  Equipment,  Materials  and Data  Purchased  with the R&D
Expenses

All the equipment, materials and data purchased by Party B with R&D fund belong to Party B. All the equipment, materials and data purchased by Party A with other fund belong to Party A.

VI.   Term of the Contract, Site and Mode of Performing the Contract

This contract will be performed starting from January 2005 in Beijing and Tai'an.

The mode of performing the contract is that Party A provides the expenditures, and Party B is commissioned to cooperate with Party A to develop the method of producing nano calcium carbonate by micro-mixing reactor.

VII.  * Confidentiality of Technological Information and Data

1. Both parties shall have the obligation of keeping the technological information and data provided by the other party confidential. This article shall remain in effective for long even if this contract is amended, canceled or terminated.

VIII. Contents of the Technological Cooperation and Instruction

1. Party A shall provide the technological process, composition of raw materials, technical indicators, as well as the analyzing and testing method and method of producing nano calcium carbonate currently used by Party A, and provide Party B with the relevant technological know-how required during the technology developing process.
2.    Party A shall provide samples of its existing products.
3. The parties shall hold one working meeting at each stage (small-scale tests, pilot scale experiments and commercial tests), and main persons in charge and technical personnel, to discuss the progress of the project and discuss what work should be done in the future and define the pace of the project.

IX.   The Assuming of Responsibility of Risks

During the execution of this contract, if technological difficulties that cannot be overcome by using current technologies lead to partly or total failure of the research and development, the responsibility of risks for the losses thereof shall be reasonably assumed by the parties, that is, each party shall bear their respective responsibility according to the manpower, material resources and financial resources it has invested into the R&D project.

X.    Ownership and Share of Technological Achievements

1. The two parties hereby agree that during the performance of this technological development contract, the technological achievements of producing nano calcium carbonate by micro-mixing reactor shall be owned by the parties on a 50%-50% basis. In the case of applying for patent, right to apply for a patent shall be jointly owned by the two parties. While applying for a patent, the name of Party A shall be put first. The title to patent shall be shared by the two parties on a 50%-50% basis, and the expenditures in applying for a patent shall also be covered by the parties on a 50%-50% basis.
2. For the technological achievements under this contract (including the patent obtained from the target technology), in the year when the commercial tests were checked and accepted, Party A has the exclusive right and can use it free of charge in that year. In other years, after paying the annual royalty for exclusive use to Party B, Party A owns the exclusive right of the technological achievements under this contract (including the patent obtained from the target technology) for the year in question. Any party shall not transfer this technology unilaterally. Transfer of the technology must be agreed by both parties, while the proceedings of the transfer shall be shared by both parties on a 50%-50% basis.

      If Party A fails to pay all the R&D expenses and the royalty for exclusive use pursuant to the stipulations in this contract, starting from two months after the due date of each payment, the exclusive rights of Party A shall be changed into common-use rights, and Party B has the right to transfer the target technology under this contract as it pleases.

      If Party A fails to put the target technology into industrial production within two years after the tests for industrial production have been checked and accepted, Party B has the right to transfer the target technology as it pleases. However, if Party A has paid off all the R&D expenses, the earnings obtained from the transfer (with costs deducted) shall be shared by the two parties on a 50%-50% basis.

3. If the achievement in scientific research needs to be reported for being a candidate of prize-competition, the two parties shall make the application jointly. Party B shall be put first when filing the application; when filling the names of the research staff, the name of the person in charge of the project from Party B shall be put in the first place, followed by the person in charge of the project from Party A, and then followed by the research staff from both parties according to their respective contribution to the project in a cross spreading manner.

XI.   Acceptance Criteria and Mode of Check and Acceptance

The technological achievements of the research and development shall satisfy all the technical indicators listed in Article 2 of this contract, submitted together with a complete test report. If need to, experts will be asked to check and discuss the report, Party A shall produce documents for checking and accepting the technological project.


XII.  Computing Mode for Penalty or Compensation for Losses

If a  breach  of  this  contract  occurs,  the  party  in  breach  shall  assume
corresponding   liabilities   for  breaching   the  contract   pursuant  to  the
stipulations in the Contract Law.

(I) If there is a breach of Article 4 of this contract on the part of Party A, Party A shall assume the liabilities for breaching the contract. Overdue fine shall be collected by 2ie of the overdue amount for one delaying day, and the time limit for performing the contract shall be postpone accordingly. If the overdue expenditures are delayed for two months, Party A shall pay off all the expenditures and overdue fine as well as the penalty in the amount of 10% of the value of contract. Meanwhile, Party B has the right to terminate the contract.

(II) If there is a breach of Article 1, 2 and 3 of this contract on the part of Party B, Party B shall assume the liabilities for breaching the contract. Party B shall pay the penalty to Party A, with the ceiling amount being 60% of the paid amount. If the project fails as a result of Party B's breach, Party B shall compensate Party A with 100% of the paid amount.

(III) If there is a breach of other articles of this contract, the party in breach shall pay the penalty, with the ceiling amount being the amount that have been paid by Party A.

XIII. Settlement of Disputes

      Should any disputes between the parties arising out of or in connection with this contract occur, the parties shall resolve through negotiation. The disputes can also be raised to the supervision department for conciliation.
      If any party would not like to resort to negotiation or conciliation, or such negotiation or conciliation fails, the parties shall submit the dispute to the Beijing Arbitration Commission for arbitration.

XIV.  Miscellaneous

1. This contract is made into ten originals. It shall become effective upon being signed by the legal representatives of both parties and the arrival of the first amount of expenditure (RMB two hundred thousand yuan). Each party shall hold five copies, and all of them have the same legal effect.
2. Any amendment, supplementation or changes shall become effective only after the parties have concluded a written agreement and signed on it.


----------------- -------------------- --------------------------------------------------------------------
                  Name                 Shandong Haize Nanomaterials Co., Ltd (seal)
Entrusting        -------------------- --------------------------------------------------------------------
Party             Legal                /s/ Jia Hongping                  Authorized        /s/ Li Xuewen
(Party A)         representative       (signature)                       Proxy             (signature)
                  -------------------- --------------------------------- ---------------- -----------------
                  Contact person         Du Lei                                            (signature)
                  -------------------- --------------------------------------------------------------------
                  Location             Youth Development Zone, Tai'an City
                  (postal address)
                  -------------------- --------------------------------------------------------------------
                  Telephone            13395389680                       Cable address
                  -------------------- --------------------------------- ---------------- -----------------
                  Bank of
                  deposit
                  -------------------- --------------------------------------------------------------------
                  Account No.                                            Post Code        271000
----------------- -------------------- --------------------------------- ---------------- -----------------
                  Name                 Tsinghua University  (seal)
Entrusted         -------------------- --------------------------------------------------------------------
Party             Legal                /s/ Ji Shishan                    Authorized        /s/ Wang Xigong
(Party B)         representative       (signature)                       Proxy             (signature)
                  -------------------- --------------------------------- ---------------- -----------------
                  Contact person        Luo Guangsheng, Wang Yujun                    (signature)
                  -------------------- --------------------------------------------------------------------
                  (postal address)
                  -------------------- --------------------------------------------------------------------
                  Telephone            62783870                          Cable address    1331
                  -------------------- --------------------------------- ---------------- -----------------
                  Bank of              ICBC Haidian Township Branch
                  deposit
                  -------------------- --------------------------------------------------------------------
                  Account No.                                            Post Code        100084
----------------- -------------------- --------------------------------- ---------------- -----------------
Broker            Name                                                                (official seal)
                                                                                      Date:
                  -------------------- --------------------------------------------------------------------
                  Legal                                                  Authorized
                  representative       (signature)                       Proxy            (signature)
                  -------------------- --------------------------------- ---------------- -----------------
                  Contact person                                                    (signature)
                  -------------------- --------------------------------------------------------------------
                  Location
                  (postal address)
                  -------------------- --------------------------------------------------------------------
                  Telephone                                              Cable address
                  -------------------- --------------------------------- ---------------- -----------------
                  Bank of
                  deposit
                  -------------------- --------------------------------------------------------------------
                  Account No.                                            Post Code
----------------- -------------------- --------------------------------- ---------------- -----------------

                       Sticking Place for the Fiscal Stamp
                       -----------------------------------










--------------------------------------------------------------------------------
Column for examination and registration to be filled by the registration authority:






         Registration Authority for Technical Contracts (official seal)

Prepared by:                     (signature)                     Date:
--------------------------------------------------------------------------------

                             Supplemental agreement

Party A: Shandong Haize Nanomaterials Co., Ltd
Party B: Tsinghua University


      The parties entered a Technological  Development  Contract  (Project Name:
Development of the process of producing nano calcium carbonate by micro-mixing reactor, Contract No. of Tsinghua University: 2005129) on January 12, 2005. With regard to this contract, the parties hereby make further explanation as follows:

1. "Period of Validity: January 2005 - May 31, 2006" listed on the cover page (page 1) of the Technological Development Contract refers to the time needed to carry out the R&D of the technology concerned (including small-scale tests, pilot scale experiments and commercial tests) by the parties. The relevant terms ("exclusive right by Party A" in Article 4 (3) of the Contract and "the ownership and share of the technological achievements" in Article 10 of the Contract) are beyond the restriction of the "period of validity" listed on the cover page (page 1) of the Technological Development Contract.
2. The term "technology" used in Article 10 of the Technological Development Contract (the ownership and share of the technological achievements) refers to the propriety right and the right of using the technology.
3. This Agreement will become effective immediately upon being signed by the legal representatives of both parties. This Agreement is made into ten originals, and each party shall hold five copies.


Confirmed by:

Party A: Shandong Haize Nanomaterials Co., Ltd
Authorized Representative: /s/ Jia Hongping
Signature:
Date:



Party B: Tsinghua University
Authorized Representative: /s/ Wang Xigong
Signature: Wang Yujun
Date: May 10, 2005